EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

               THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                           PLEASE VOTE,  SIGN,  DATE AND PROMPTLY  RETURN
                          YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                                 Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                          EVERGREEN (FORMERLY KEYSTONE)  SMALL COMPANY GROWTH

FUND II



                                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998



         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen (formerly Keystone) Small Company Growth Fund II ("Evergreen Small Company Growth II") that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Small Company Growth II to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present
 .

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                    EITHER may sign this Proxy. When signing
                      as attorney, executor, administrator,
                      trustee, guardian, or custodian for a
                    minor, please give your full title. When
                   signing on behalf of a corporation or as a
                   partner for a partnership, please give the
                     full corporate or partnership name and
                               your title, if any.

                                    Date                 , 199

                                    ----------------------------------------

                                    ----------------------------------------
                                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SMALL COMPANY GROWTH II. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN SMALL COMPANY GROWTH II RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X
                                       ---

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Small Company Growth Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Evergreen Small Company Growth II in exchange for shares of Evergreen Small Company Growth Fund; and (ii) assume certain identified liabilities of Evergreen Small Company Growth II, as substantially described in the accompanying Prospectus/Proxy Statement.



---- FOR                 ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

               THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                             PLEASE VOTE,  SIGN,  DATE AND PROMPTLY  RETURN
                            YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                                 Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                   KEYSTONE SMALL COMPANY GROWTH FUND (S-4)



                                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998



         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Small Company Growth Fund (S-4) ("Keystone Small Company Growth (S- 4)") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Small Company Growth (S-4) to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present
 .

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                     APPEAR ON THIS PROXY. If joint owners,
                    EITHER may sign this Proxy. When signing
                      as attorney, executor, administrator,
                      trustee, guardian, or custodian for a
                    minor, please give your full title. When
                   signing on behalf of a corporation or as a
                   partner for a partnership, please give the
                     full corporate or partnership name and
                               your title, if any.

                                    Date                 , 199

                                    ----------------------------------------

                                    ----------------------------------------
                                    Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEYSTONE SMALL COMPANY GROWTH (S-4). THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF KEYSTONE SMALL COMPANY GROWTH (S-4) RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X
                                       ---


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Small Company Growth Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Keystone Small Company Growth (S-4) in exchange for shares of Evergreen Small Company Growth Fund; and (ii) assume certain identified liabilities of Keystone Small Company Growth (S-4), as substantially described in the accompanying Prospectus/Proxy Statement.


 ---- FOR                  ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.